Q3 2026 Investor Presentation Exhibit 99.2 October 22, 2026

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance, financial condition, results of operations, investment portfolio or market position, or events constitute forward-looking statements. Such statements are generally identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues”, “projected”, as well as the negative forms of those words or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “seek,” “might,” “may”, as well as the negative forms of those words or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new or changes in existing governmental regulations or in the way such regulations are interpreted or enforced; negative developments in the banking industry and increased regulatory scrutiny; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; changes in accounting standards; any failure to comply with applicable laws and regulations, including, but not limited to, the Community Reinvestment Act and fair lending laws, the USA PATRIOT ACT of 2001, the Office of Foreign Assets Control guidelines and requirements, the Bank Secrecy Act, and the related Financial Crimes Enforcement Network and Federal Financial Institutions Examination Council Guidelines and regulations; federal deposit insurance assessment rate increases; lending risks and risks associated with loan portfolio concentrations; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; credit losses on loans exceeding estimates; potential effects on the U.S. economy resulting from the implementation of governmental policies, including tax regulations and changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs and geopolitical uncertainty; the soundness of other financial institutions; the ability to meet cash flow needs and availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; inability to access funding or to monetize liquid assets; changes in interest rates; interest rate effect on the value of our investment securities; cybersecurity risks, including business disruptions from denial-of-service attacks, network intrusions, business e-mail compromise, and other malicious behavior that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information or otherwise have an adverse effect on us; the potential impairment of our goodwill and other intangible assets; our reliance on third parties that provide key components of our business infrastructure; events that may tarnish our reputation; mainstream and social media contagion; the loss of the services of key members of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including potential environmental remediation; the effectiveness of our operational processes, policies and procedures, and internal control over financial reporting; our ability to implement technology-facilitated products and services or be successful in marketing these products and services to our clients; the development and use of artificial intelligence ("AI"); risks related to acquisitions, mergers, strategic partnerships, divestitures, and other transactions; competition from new or existing financial institutions and non-banks; investing in technology; incurrence of significant costs related to mergers and related integration activities; the volatility in the price and trading volume of our common stock; “anti-takeover” provisions in our certificate of incorporation and regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; the possibility that we may fail to realize the anticipated benefits of our stock repurchase program; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the effect of global conditions, earthquakes, volcanoes, tsunamis, floods, fires, drought, and other natural catastrophic events; and the impact of climate change and environmental sustainability matters. The foregoing factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward- looking statements. Other unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, as amended, under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

FIRST INTERSTATE BANCSYSTEM, INC. OVERVIEW Premier community banking institution in growing markets throughout the Rocky Mountains, Pacific Northwest, and Midwest Financial Highlights September 30, 2026 Balance Sheet Capital Assets $25.8 Billion Total RBC3*** 17.16% LHFI1 $14.0 Billion CET14*** 14.36% Deposits $21.4 Billion Leverage*** 9.49% ACL2/LHFI 1.30% TCE to TA ratio5**** 8.06% 1Loans held for investment (LHFI) 3Risk-based capital (RBC) 2Allowance for credit losses (ACL) 4Common equity tier-1 (CET1) 5Tangible common stockholders’ equity (TCE) to tangible assets (TA) ratio Corporate Overview September 30, 2026 Headquarters Billings, MT Exchange/Listing NASDAQ: FIBK Market Capitalization* $3.3 Billion Annualized Dividend Yield** 5.0% Branch Network***** 270 banking offices Sub Debt Rating Kroll BBB 3 * Calculated using closing stock price of $35.74 as of September 30, 2026 ** Calculated using average closing stock price of $37.82 for the quarter ended September 30, 2026 *** Preliminary estimates - may be subject to change **** Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation ***** Reflects branch network as of October 22, 2026.

COMPANY HIGHLIGHTS 4

5 2026 GOALS AND FOCUS AREAS 1. IMPROVE CORE PROFITABILITY Favorable multi-year NII trajectory coupled with operational efficiencies ■ Repricing and reinvestment of maturing fixed rate loans and securities ■ Maintain granular, low-cost deposit base ■ Proactive approach to credit risk management ■ Continued focus on efficiency and branch network optimization ■ Banking organization redesign aligning teams around profitable organic expansion 2. FOCUSED CAPITAL INVESTMENT Allocating capital toward enhancing core franchise and deemphasizing peripheral opportunities ■ Shifting focus toward core geographies with dominant market share and / or strong growth potential ■ Ongoing utilization of buybacks as a disciplined capital management tool 3. OPTIMIZATION OF OUR BALANCE SHEET Continued emphasis on relationship banking ■ Ongoing focus on organic customer acquisition ■ Maintain strong liquidity profile ■ Maintain strong capital ratios while deploying excess capital • 10 consecutive quarters of net interest margin expansion (+17bps in adjusted FTE NIM* since the fourth quarter of 2025) • 1.12% cost of deposits as of September 30, 2026 • 2.41% annualized noninterest expense / average assets for the third quarter of 2026 • Completed the sale of 11 Nebraska branches in the second quarter of 2026. • Closed a total of 6 branches in Minnesota, Nebraska and North Dakota in the first quarter of 2026 and 3 additional branches in Iowa, Oregon and Washington in the third quarter of 2026; 3 additional branches expected to close in the fourth quarter of 2026. • Opened a branch in Montana and relocated a branch in Sheridan, Wyoming in 2026. • Since adoption of the $150 million stock repurchase program on August 28, 2025 and the additional authorizations of $150.0 million each on January 27, 2026 and July 22, 2026, repurchased approximately 10.0 million shares of common stock through September 30, 2026 for a total repurchase of approximately $346.6 million. • Loan-to-deposit ratio of 65% in the third quarter of 2026 • CET1 of 14.36% and Leverage Ratio of 9.49% as of September 30, 2026 * Non-GAAP financial measure – see non-GAAP table in the appendix for reconciliation ** Constitutes estimates and forward-looking statement Relationship-based loan and deposit growth Expand market share in markets with existing density and / or growth potential Optimize branch network through opening, closing and relocating branches Enhance profitability Prudently deploy capital ONGOING FOCUS**

6 Average Deposits Per Branch $75.0 $74.7 $77.2 $76.9 $79.2 $79.1 QTD Average Deposits per Branch ($MM) Q225 Q325 Q425 Q126 Q226 Q326 Net Interest Income Per Share* $2.00 $2.00 $2.04 $2.02 $2.09 $2.17 Net Interest Income per Share Q225 Q325 Q425 Q126 Q226 Q326 Average Deposits Per Share* $218.4 $217.6 $220.7 $220.1 $223.5 $224.7 QTD Deposits Per Share Q225 Q325 Q425 Q126 Q226 Q326 Net Interest Margin (FTE) (Non-GAAP)** 3.32 3.36 3.38 3.43 3.48 3.55 Net FTE interest margin (Non-GAAP) Q225 Q325 Q425 Q126 Q226 Q326 ENHANCING FRANCHISE PRODUCTIVITY * Calculated using QTD diluted weighted average common shares outstanding ** Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation

Earnings • Net income of $62.2 million, or $0.65 per diluted share. • Net interest margin (NIM) of 3.53%, an increase of 8 basis points from the second quarter of 2026; NIM on a fully taxable equivalent (FTE) basis1 of 3.55%, an increase of 7 basis points from the second quarter of 2026; adjusted FTE NIM1 of 3.51%, an increase of 9 basis points from the second quarter of 2026. • Efficiency ratio2 of 61.7% for the third quarter of 2026. Balance Sheet • Loans held for investment (LHFI) decreased by $296.0 million from the second quarter of 2026 driven by continued amortization of the indirect portfolio for which the Company stopped originating loans during the first quarter of 2025, and loan payoffs and paydowns in the third quarter of 2026. • Total deposits decreased $52.8 million or 0.2%, at September 30, 2026 from June 30, 2026, across all interest-bearing deposit categories during the third quarter of 2026, partially offset by an increase in noninterest bearing deposits. Total deposits decreased $1,216.5 million, or 5.4% from September 30, 2025, across all deposit categories primarily driven by the sale of the Arizona and Kansas branches in the fourth quarter of 2025 that included $641.6 million of deposits in addition to the $244.2 million of deposits sold with the eleven Nebraska branches in the second quarter of 2026. • The Company’s balance sheet continues to maintain a strong liquidity position, with a loan-to-deposit ratio of 65% as of September 30, 2026. Asset Quality • Total provision for credit losses was $10.5 million; funded Allowance for Credit Losses coverage of 1.30% of LHFI during the third quarter of 2026 compared to 1.28% from the second quarter of 2026. • Net charge-offs (NCOs) were $9.9 million, or an annualized 28 basis points of average loans outstanding during the third quarter of 2026. • Non-performing loans of $151.1 million decreased 5.4% from the second quarter of 2026, reflecting 1.08% of LHFI as of September 30, 2026 compared to 1.12% of LHFI as of June 30, 2026. Non-performing assets of $155.0 million decreased 6.1% from the second quarter of 2026. • Criticized loans increased $2.1 million, or 0.2%, from the second quarter of 2026, to $939.5 million or 6.7% of LHFI as of September 30, 2026 compared to 6.6% of LHFI as of June 30, 2026. Criticized loans decreased $224.6 million, compared to $1,164.1 million as of September 30, 2025. Capital • Quarterly cash dividend of $0.47 per share, for an annualized yield of 5.0% for the third quarter of 2026. • During the third quarter of 2026, the Company repurchased 2.04 million shares of common stock for a total repurchase of approximately $76.3 million. The Company has repurchased approximately 10.02 million shares of common stock through September 30, 2026 for a total repurchase of approximately $346.6 million since the board of directors authorized the repurchase program in August of 2025. • CET13 of 14.36% and total RBC3 of 17.16% for the third quarter of 2026. • Common equity tier 1 capital ratio decreased 18 basis points during the third quarter of 2026 compared to the second quarter of 2026, primarily due to shares repurchased, partially offset by lower risk-weighted assets driven by lower loan balances during the third quarter of 2026. THIRD QUARTER 2026 HIGHLIGHTS 7 1 Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation 2 The ratio of the bank’s noninterest expense less amortization of intangible assets divided by net interest income plus noninterest income (per FDIC definition) 3 Preliminary estimates - may be subject to change

EARNING ASSET YIELD 8 Fixed and Adjustable Rate Loans* Year Maturing or Repricing Balance ($MM)*** Roll-Off Coupon 2026 $412M 4.4% 2027 $1,416M 4.6 % Total $1,828M 4.6 % Fixed and Adjustable Rate Securities Quarter Total Expected Cash Flow($MM)*** Roll-Off Coupon 12/31/2026 $262M 2.8% 2027 $1,229M 2.8 % Total $1,491M 2.8 % Average Loans/Average Rate** $16.4 $15.5 $15.0 $14.5 $14.2 5.68% 5.67% 5.60% 5.62% 5.67% Average Loans ($B) Average Rate Q325 Q425 Q126 Q226 Q326 • Yields on loans increased 5 bps compared to the second quarter of 2026 and decreased 1 bps compared to the third quarter of 2025 • Through 2027 $1.8B of fixed and adjustable rate loans at a weighted average rate of 4.6% are expected to mature or reprice*** • Through 2027 $1.5B of fixed and adjustable rate securities cashflows are expected at a weighted average rate of 2.8%*** * Calculated using period to date loan balance; reflects pass rated loans ** Calculated using quarter-to-date average loan balance *** Constitute estimates and forward looking statements

DIVERSIFIED LOAN PORTFOLIO Loans Held for Investment Commercial RE, 56% Construction RE, 4% Residential RE, 14% Agriculture RE, 4% Consumer, 3% Commercial, 16% Agriculture, 3% Revolving Commitments ($B) $2.5 $2.3 $2.3 $2.3 $2.3 39.0% 40.4% 38.9% 37.0% 36.4% Unfunded Funded Q325 Q425 Q126 Q226 Q326 9 $14.0B Balances as of September 30, 2026 Loan Highlights: • Loans decreased $296.0 million during the third quarter of 2026 compared to the second quarter of 2026 driven by $47.7 million of continued amortization of the indirect portfolio for which the Company stopped originating loans during the first quarter of 2025, and loan payoffs and paydowns. • Commercial real estate balances are 32.7% owner-occupied as of the third quarter of 2026. • Diversified geographic loan portfolio with largest state concentration of 21% of total loans.

COMMERCIAL REAL ESTATE AND CONSTRUCTION PORTFOLIO Property Type Multifamily, 22% Medical, 12% Retail, 22% Industrial/Warehouse, 19% Office, 11%Hotel, 10%Land & Development, 2% Other CRE, 1% Residential 1-4 Family, 1% Market Type Metro, 5% Mid-Metro, 6% Non-Metro, 89% 10 Highlights: • $8.4 billion portfolio (60% of total loans), well diversified by property type and geography • Non-owner-occupied portfolio of $5.3 billion (38% of total loans) • $61.5 million of non-accrual loans (0.73% of commercial real estate and construction portfolios) • Montana has the largest state concentration representing 18% of portfolio Balances as of September 30, 2026 Market Definitions: • Metro defined as property located in Portland, Seattle, and Denver. • Mid-metro defined as Omaha, Des Moines, and Boise. • Non-metro defined as all other areas.

Deposits by State MT, 28% WY, 13% ID, 8% WA, 3% OR, 11% SD, 15% NE, 8% IA, 9% MO, 1% CO, 4% Mix of Consumer and Business Deposits* 52% 54% 54% 52% 53% 48% 46% 46% 48% 47% Total Consumer Deposits Total Business Deposits Q325 Q425 Q126 Q226 Q326 11 Average Deposit Balances 28% 28% 28% 29% 29% 35% 35% 36% 36% 36% 12% 12% 12% 11% 10% 25% 25% 24% 24% 25% 1.36% 1.29% 1.20% 1.16% 1.12% Demand Savings Time Non-interest bearing Total Cost of Deposits Q325 Q425 Q126 Q226 Q326 DIVERSE DEPOSIT BASE: BY TYPE OF ACCOUNT * Balances as of September 30, 2026 Deposit Highlights: • Total deposits decreased $52.8 million or 0.2%, at September 30, 2026 from June 30, 2026, across all interest-bearing deposit categories during the third quarter of 2026 which were partially offset by an increase in noninterest bearing deposits. Total deposits decreased $1,216.5 million, or 5.4% from September 30, 2025, across all deposit categories primarily driven by the Arizona and Kansas branch sales during the fourth quarter of 2025 that included $641.6 million of deposits in addition to the $244.2 million of deposits sold with the eleven Nebraska branches in the second quarter of 2026. • Total deposit costs declined 4 basis points from the prior quarter.

CAPITAL AND LIQUIDITY

Liquid and flexible balance sheet with strong capital position

LHFI to Deposit Ratio



70.1%
68.8%
67.3%
66.6%
65.4%
3Q25
4Q25
1Q26
2Q26
3Q26

Common Equity (CE) and Tangible Common Stockholders' Equity (TCE) to Tangible Assets (TA)*



$33.17
$34.09
$34.47
$34.77
$33.74
$21.77
$22.40
$22.37
$22.47
$21.20
12.62%
12.94%
12.71%
12.84%
12.24%
8.66%
8.90%
8.63%
8.69%
8.06%
3Q25
4Q25
1Q26
2Q26
3Q26
TBVPS
BVPS
TCE to TA Ratio
CE Ratio

Capital and Liquidity Highlights:

- Annualized dividend yield of 5.0% based on an average share price of $37.82 for the third quarter of 2026.
- Tangible book value per share (TBVPS)* decreased from $22.47 at June 30, 2026 to $21.20 at September 30, 2026 driven by a decline in stockholder's equity partially offset by a reduction in common shares outstanding. Stockholders' equity decreased from $3,323 million at June 30, 2026 to $3,155 million at September 30, 2026 driven by decreases in AOCI, share repurchases, and dividends partially offset by retained earnings. For the third quarter of 2026, the AOCI mark is equal to $3.36 of book value per share (BVPS).
- Repurchased approximately 2.0 million shares of common stock at a weighted average price of $37.37 per share during the third quarter of 2026 through our stock repurchase program.

Total Risk-Based Capital Ratios



16.62%
17.06%
17.07%
17.30%
17.16%
2.72%
2.68%
2.76%
2.76%
2.80%
13.90%
14.38%
14.30%
14.54%
14.36%
3Q25
4Q25
1Q26
2Q26
3Q26²
CET1
Total RBC

* Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation

** Preliminary estimates - may be subject to change

12

ACL Highlights: • Funded ACL as a percentage of LHFI increased to 1.30% of loans from 1.28% in the prior quarter. • Net charge-offs were $9.9 million which represented 28 basis points of average loans during the third quarter of 2026. ALLOWANCE FOR CREDIT LOSSES (ACL) ACL ($MM) and Funded ACL/LHFI Ratio $212.1 $197.3 $201.6 $189.1 $189.7$205.8 $191.4 $195.8 $182.2 $181.4 6.3 5.9 5.8 6.9 8.3 1.30% 1.26% 1.33% 1.28% 1.30% Funded ACL Unfunded ACL Funded ACL % of LHFI 3Q25 4Q25 1Q26 2Q26 3Q26 13 ACL Roll-forward ($MM) Funded Unfunded Investments Total ACL 6/30/26 $182.2 $6.9 $0.1 $189.2 ACL Provision (Reversal) 9.1 1.4 — 10.5 Net Charge-offs 9.9 — — 9.9 ACL 9/30/26 $181.4 $8.3 $0.1 $189.8

Asset Quality Highlights: • Net charge-offs totaled $9.9 million, or 28 basis points of average loans, during the third quarter of 2026. • Total non-performing loans (NPLs) decreased by $8.6 million, or 5.4% during the third quarter of 2026 compared to the second quarter of 2026 driven primarily by a decrease in non-accrual loans. • Total criticized loans increased $2.1 million during the third quarter of 2026 compared to the second quarter of 2026. ASSET QUALITY AND RESERVE TRENDS Net Charge-offs ($MM) and Net Charge-Offs Ratio $2.3 $22.1 $2.4 $9.7 $9.9 0.06% 0.56% 0.06% 0.27% 0.28% Net Charge-offs % of Average Loans 3Q25 4Q25 1Q26 2Q26 3Q26 Total non-performing loans ($MM) and ACL/NPL Ratios $182.2 $134.9 $155.9 $159.7 $151.1 113.0% 141.9% 125.6% 114.1% 120.1% NPLs ACL / NPL Ratio 3Q25 4Q25 1Q26 2Q26 3Q26 Total Criticized Loans ($MM) and Criticized Loan Ratio $1,164.1 $1,051.8 $1,033.2 $937.4 $939.5 7.4% 6.9% 7.0% 6.6% 6.7% Criticized Loans % of Total Loans 3Q25 4Q25 1Q26 2Q26 3Q26 14

Net Interest Income (NII) and Net Interest Margin (NIM) Highlights: • $2.4 million of loan purchase accounting accretion (PAA) for the third quarter of 2026, a decrease from $3.5 million in the prior quarter. • Total remaining PAA of $20.8 million as of September 30, 2026 ◦ Scheduled accretion of $1.5 million, $4.8 million, $4.0 million for the remainder of 2026, FY27, and FY28, respectively. • During the third quarter of 2026, FTE NIM1 increased by 7 basis points compared to the prior quarter. • Adjusted FTE NIM1 (which excludes the impact from PAA) increased by 9 basis points during the third quarter of 2026, primarily driven by higher yields on interest earning assets and lower rates on interest bearing time deposits, partially offset by lower average loan balances and higher security balances. NET INTEREST INCOME FTE NII¹ ($MM) and FTE NIM¹ $204.7 $205.1 $198.9 $200.1 $204.9 $3.5 $2.6 $3.1 $3.5 $2.4 $208.2² $207.7² $202.0² $203.6² $207.3² 3.36% 3.38% 3.43% 3.48% 3.55% 3.30% 3.34% 3.38% 3.42% 3.51% Adjusted FTE NII¹ Loan PAA FTE NIM¹ Adjusted FTE NIM¹ 3Q25 4Q25 1Q26 2Q26 3Q26 15 1 Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation 2 FTE NII

16 Noninterest Income by Type * Payment Services, 38% Mortgage Banking, 3% Wealth Management, 26% Deposit Service Charges, 15% Other Service Charges & Fees, 5% Other Income, 13% Dollars in millions 3Q25 2Q26 3Q26 Payment services revenues $ 16.8 $ 16.8 $ 16.7 Mortgage banking revenues 1.5 1.5 1.5 Wealth management revenues 10.4 10.6 11.1 Service charges on deposit accounts 7.0 6.6 6.4 Other service charges, commissions and fees 2.1 1.9 2.1 Other income 5.9 24.3 5.5 Total Noninterest Income $ 43.7 $ 61.7 $ 43.3 % of Total Revenue 17.4% 23.4% 17.4 % NONINTEREST INCOME * Percentages calculated using balances as of September 30, 2026 Other Income Notes: • Q2 2026 results include a $19.5 million gain recorded in other income related to the sale of eleven Nebraska branches.

NONINTEREST EXPENSE 17 Dollars in millions 3Q25 2Q26 3Q26 Salaries and wages $ 66.2 $ 64.9 $ 65.9 Employee benefits 18.2 19.0 19.5 Occupancy and equipment 18.5 18.0 17.8 Other intangible amortization 3.4 3.3 3.2 Other expenses 51.6 53.1 50.8 Other real estate owned expense, net — 0.6 (0.1) Total Noninterest Expense $ 157.9 $ 158.9 $ 157.1 Noninterest Expense ($MM) and Efficiency Ratio 157.9 166.7 157.6 158.9 157.1 61.7% 52.2% 63.8% 59.0% 61.7% Total Non-interest Expenses Efficiency Ratio ¹ 3Q25 4Q25 1Q26 2Q26 3Q26 1 The ratio of the bank’s noninterest expense less amortization of intangible assets divided by net interest income plus noninterest income (per FDIC definition) Noninterest Expense Notes: • Q3 2025 results include $1.1 million associated with property valuation adjustment for a then pending Kansas branch sale, which closed on October 10, 2025 and $0.7 million of unamortized costs related to the payoff of $100 million of subordinated notes.

2026 GUIDANCE SUMMARY* 18 *Preliminary estimates and forward-looking statements - may be subject to change Balance Sheet • Anticipate ending deposits between $21.4-$21.8 billion with normal seasonality • Anticipate ending loans between $13.5-$13.8 billion. Assumes elevated payoffs and continued weakness in mortgage production, partially offset by improved commercial production Net Interest Income • Anticipate full-year reported net interest income between $814-$819 million. Assumes continued margin expansion in the fourth quarter • Outlook assumes one additional rate increase Noninterest Income • Anticipate 2026 noninterest income to total $167-$170 million; excluding the $19.5 million gain-on-sale related to the Nebraska branch transaction that occurred in Q2 2026 Noninterest Expense • Anticipate 2026 noninterest expense to total $629-$635 million. Assumes reinvestment into business including addition of relationship managers and increased advertising expense, as well as normalization in medical insurance expense Tax Rate • Anticipate effective tax rate to be 22.75%-23% for full-year 2026 Credit Quality • Continue to anticipate long-term annualized net charge-offs between 20 and 30 basis points of average loan balances

NON-GAAP FINANCIAL MEASURES 19 In addition to results presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, this presentation contains the following non- GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) tangible common stockholders’ equity; (ii) tangible assets; (iii) tangible book value per common share; (iv) tangible common stockholders’ equity to tangible assets; (v) net interest income on a fully taxable equivalent basis; (vi) adjusted net interest income on a fully taxable equivalent basis; (vii) net interest margin on a fully taxable equivalent basis; and (viii) adjusted net interest margin on a fully taxable equivalent basis. Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible assets are calculated as total assets less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Tangible common stockholders’ equity to tangible assets is calculated as tangible common stockholders’ equity divided by tangible assets. Net interest income on a fully taxable equivalent basis is calculated as net interest income, adjusted to include its fully taxable equivalent interest income. Adjusted net interest income on a fully taxable equivalent basis is calculated as net interest income on a fully taxable equivalent basis less purchase accounting interest accretion on acquired loans. Net interest margin on a fully taxable equivalent basis is calculated as annualized net interest income on a fully taxable equivalent basis divided by average interest earning assets. Adjusted net interest margin on a fully taxable equivalent basis is calculated as annualized adjusted net interest income on a fully taxable equivalent basis divided by average interest earning assets. These non-GAAP financial measures are calculated on the reconciliation pages that follow. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. The Company adjusts the most directly comparable capital adequacy GAAP financial measures to the non-GAAP financial measures described in subclauses (i) through (iv) above to exclude goodwill and other intangible assets (except mortgage servicing rights), adjusts its GAAP net interest income to include fully taxable equivalent adjustments and further adjusts its net interest income on a fully taxable equivalent basis to exclude purchase accounting interest accretion. Management believes these non-GAAP financial measures, which are intended to complement the capital ratios defined by banking regulators and are intended to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control, are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency depending upon the timing and size of our acquisitions (including the size, complexity and/or volume of past acquisitions, which may drive the magnitude of acquisition related costs, but may not be indicative of the size, complexity and/or volume of future acquisitions or related costs), or they cannot be anticipated or estimated in a particular period (in particular as it relates to unexpected recovery amounts). This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies. See the Non-GAAP Financial Measures tables included below and the textual discussion above for a reconciliation of the above described non-GAAP financial measures to their most directly comparable GAAP financial measures.

3Q25 4Q25 1Q26 2Q26 3Q26 (Dollars in millions) Total common stockholders' equity (GAAP) (A) $ 3,448.7 $ 3,447.0 $ 3,358.5 $ 3,322.6 $ 3,155.0 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,185.5 1,182.2 1,178.9 1,175.6 1,172.2 Tangible common stockholders' equity (Non-GAAP) (B) $ 2,263.2 $ 2,264.8 $ 2,179.6 $ 2,147.0 $ 1,982.8 Total assets (GAAP) $ 27,332.9 $ 26,640.6 $ 26,426.8 $ 25,885.0 $ 25,769.6 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,185.5 1,182.2 1,178.9 1,175.6 1,172.2 Tangible assets (Non-GAAP) (C) $ 26,147.4 $ 25,458.4 $ 25,247.9 $ 24,709.4 $ 24,597.4 Common shares outstanding (L) 103,967 101,106 97,446 95,548 93,515 Book value per common share (GAAP) (A) / (L) $ 33.17 $ 34.09 $ 34.47 $ 34.77 $ 33.74 Tangible book value per common share (Non-GAAP) (B) / (L) 21.77 22.40 22.37 22.47 21.20 Tangible common stockholders' equity to tangible assets (Non-GAAP) (B) / (C) 8.66% 8.90% 8.63% 8.69% 8.06 % NON-GAAP RECONCILIATION 20 * Line items may not sum due to rounding

3Q25 4Q25 1Q26 2Q26 3Q26 (Dollars in millions) Net interest income (A) $ 206.8 $ 206.4 $ 200.7 $ 202.2 $ 206.2 FTE adjustments(1) 1.4 1.3 1.3 1.4 1.1 Net interest income on a FTE basis (Non-GAAP) (B) 208.2 207.7 202.0 203.6 207.3 Less purchase accounting accretion on acquired loans 3.5 2.6 3.1 3.5 2.4 Adjusted net interest income on a FTE basis (Non-GAAP) (C) $ 204.7 $ 205.1 $ 198.9 $ 200.1 $ 204.9 Average interest earning assets (D) $ 24,589.5 $ 24,358.2 $ 23,868.3 $ 23,484.9 $ 23,182.4 Net interest margin (A annualized)/(D) 3.34% 3.36% 3.41% 3.45% 3.53 % Net interest margin (FTE) (Non-GAAP) (B annualized)/(D) 3.36 3.38 3.43 3.48 3.55 Adjusted net interest margin (FTE) (Non-GAAP) (C annualized)/(D) 3.30 3.34 3.38 3.42 3.51 NON-GAAP RECONCILIATION 21 * Line items may not sum due to rounding 1 Management believes net interest income on a FTE basis is useful to investors in evaluating the Company’s performance as a comparison of the returns between a tax-free investment and a taxable alternative. The Company adjusts its net interest income for tax exempt loans and securities to what it would have received on taxable alternatives utilizing a 21.00% tax rate.